Exhibit 10.4

                    PLAN OF REORGANIZATION AND ACQUISITION
                                    BY WHICH
                          TREASURY INTERNATIONAL, INC.
                            (A DELAWARE CORPORATION)
                                  SHALL ACQUIRE
                          AMERICAN SPORTS ACADEMY, LLC
                            (A NEW YORK CORPORATION)
                       FROM AMERICAN SPORTS HISTORY, INC.
                             (A NEVADA CORPORATION)



         This PLAN OF REORGANIZATION AND ACQUISITION ("Agreement") is made and dated this 18th day of April 2002 by and between the above referenced corporations, and shall become effective on "the Closing Date" as defined herein.


                            I. THE INTERESTED PARTIES


A.       THE PARTIES TO THIS AGREEMENT

         1.   Treasury International, Inc., a Delaware corporation ("Treasury").

         2. American Sports Academy, LLC, a New York Limited Liability Company ("American").

         3.   American   Sports   History,    Inc.,   a   Nevada    corporation,
              ("Shareholder") owner of 100% of the outstanding interests of American.

         4. Treasury, American, and the Shareholder may be referred to collectively herein as the "Parties."



                                  II. RECITALS


A.       THE CAPITAL OF TREASURY AND AMERICAN

         1.   The capital of Treasury consists of  100,000,000  shares of Common
Stock,  $.001  par  value,  authorized,   of  which  4,421,211  are  issued  and
outstanding as of the date of this Agreement, and no shares of Preferred Stock.

         2. The capital of American consists of one membership interests outstanding all of which are issued to American Sports History, Inc., a Nevada corporation.

B.       THE BACKGROUND FOR THE ACQUISITION

         Treasury desires to acquire American, and the directors of the Shareholder desire to sell American to Treasury.


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                   III. CONDITIONS PRECEDENT TO REORGANIZATION


A.       DIRECTOR APPROVAL

         The  Board  of  Directors  of  the  Parties   respectively  shall  have
determined that it is advisable and in the best interests of each of them and both of them to proceed with the acquisition by Treasury of American.


B.       EFFECTIVE DATE

         This Plan of Reorganization and Acquisition shall become effective on a date designated hereinafter as the "Closing Date"; provided that the following conditions precedent shall have been met, or waived in writing by the Parties:

         1. At the Closing, Treasury shall issue 100,000 shares of Treasury Common Stock to the Shareholder and deliver a $100,000 Promissory Note to Shareholder.

         2. Each Party shall have furnished to the other Party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If any Party determines that there is a reason not to complete this Plan of Reorganization and Acquisition as a result of their due diligence examination, then they must give written notice to the other Parties prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the Parties, which shall be no later than sixty days after the Closing Date.

         3. All of the terms, covenants and conditions of this Plan of Reorganization and Acquisition to be complied with or performed by each Party for Closing shall have been complied with, performed or waived in writing.

         4. The representations and warranties of the Parties, contained in this Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the Parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each Party shall provide the other with a corporate certificate, of a director of each Party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such Party are true and correct as of that date. The form and substance of each Party's certification shall be in form reasonably satisfactory to the other.


C.       TERMINATION

         This Plan of Reorganization and Acquisition may be terminated at any time prior to the Closing Date, whether before or after approval by the shareholders of the Parties: (i) by mutual consent of the Parties; or (ii) by any Party if any other Party is unable to meet the specific conditions precedent applicable to its performance within a reasonable time. In the event that termination of this Plan of Reorganization and Acquisition occurs, as provided above, this Plan of Reorganization and Acquisition shall forthwith become void


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and  there  shall be no  liability  on the part of any  Party or its  respective officers, directors and managers.



                             IV. PLAN OF ACQUISITION


A.       REORGANIZATION AND ACQUISITION

         Treasury and American are hereby reorganized, such that Treasury shall acquire all the issued and outstanding membership interests of American with all of its current assets, liabilities and businesses, and American shall become a wholly owned subsidiary of Treasury.


B.       SURVIVING CORPORATION

         Both Treasury and American shall survive the Reorganization herein contemplated and shall continue to be governed by the laws of their respective jurisdiction. The resulting parent corporation is the entity responsible for the rights of dissenting shareholders.


C.       SURVIVING ARTICLES OF INCORPORATION

         The Articles of Incorporation and Operating Agreement of Treasury and American, respectively, shall remain in full force and effect, unchanged.


D.       SURVIVING BYLAWS

         The Bylaws of both Treasury and American shall remain in full force and effect, unchanged.


E.       PURCHASE PRICE

         At Closing, Treasury shall purchase all of the issued and outstanding membership interests of American for the consideration as follows:

         1. Issuance and delivery to Shareholder of 100,000 shares of Treasury Common Stock, and

         2. Delivery of a $100,000 Promissory Note due and payable two years after the Closing with interest of seven percent (7%) per annum payable semi-annually, and

         3. Payment, semi-annually, to Shareholder of five percent (5%) of the net profits earned by American, up to an aggregate amount of $500,000. For purposes of this Agreement, "net profit" shall mean American's net sales plus other income, less (i) cost of goods sold and (ii) all expenses and charges of every kind and description accrued by it (including without limitation any corporate overhead fees paid to Treasury), all as determined in accordance with generally accepted accounting principles consistently applied.


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
         4. Also at the Closing, the Shareholder will transfer and convey 100 percent of the issued and outstanding membership interests of American to Treasury in form and substance satisfactory to Treasury.


F.       OTHER CONDITIONS OF ACQUISITIONS

         1. American shall own all of the assets it currently owns except as may be sold or transferred in the ordinary course of business;

         2. Receipt by Treasury, prior to Closing, of an Indemnification Agreement signed by Herbert Hefke in a form and content acceptable to Treasury; and

         3. American shall provide Treasury with the financial records necessary for Treasury's accountants to audit American for the years-ending January 31, 2001 and January 31, 2002.

         4. At the Closing, American shall have no more than $80,000.00 in liabilities, including contingent or otherwise.


G.       FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING

         The directors and managers of each Party shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and all Parties covenant hereby to deal fairly and in good faith with each other and each others shareholders.



                V. GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES

         The purpose and general import of the Mutual Representations and Warranties are that each Party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct.

A.       ORGANIZATION AND QUALIFICATION

         Each Party warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

B.       CORPORATE AUTHORITY

         Each Party warrants and represents that it has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

C.       OWNERSHIP OF ASSETS AND PROPERTY

         Each Party warrants and represents that it has lawful title and ownership of its property as reported to the other, and as disclosed in its financial statements.

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
D.       ABSENCE OF CERTAIN CHANGES OR EVENTS

         Each Party warrants and represents that there are no material changes of circumstances or events which have not been fully disclosed to the other Party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable.

E.       ABSENCE OF UNDISCLOSED LIABILITIES

         Each Party warrants and represents specifically that it has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

F.       LEGAL PROCEEDINGS

         Each Party warrants and represents that there are no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

G.       NO BREACH OF OTHER AGREEMENTS

         Each Party warrants and represents that this Agreement, and the faithful performance of this Agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

H.       CAPITAL STOCK

         Each Party warrants and represents that the issued and outstanding shares and membership interests and all shares and interests of capital stock and capital memberships of each Party, is as detailed herein, that all such shares and interests are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares and interests, and that, other than as represented in writing, there are no other securities, membership interests, options, warrants or rights outstanding, to acquire further shares or membership interests of such Party, except as has been disclosed to the other Party.

I.       BROKERS' OR FINDER'S FEES

         Other than as described herein, each Party warrants and represents that it is aware of no claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either Party.



                               VI. INDEMNIFICATION

         Both parties shall, and from and after the Closing Date, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing Date, an officer or director of either party (the "Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees and expenses), liabilities or judgments or amounts that are paid in settlement with the


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approval of the  indemnifying  party of or in connection  with any threatened or actual claim, action, suit, proceeding or investigation based on or arising out of the fact that such person is or was a director or officer of either party whether pertaining to any matter existing or occurring at or prior to the Closing Date and whether asserted or claimed prior to, or at or after, the Closing Date ("Indemnified Liabilities"), including all Indemnified Liabilities based on, or arising out of, or pertaining to this Agreement or the transactions contemplated hereby, in each case, to the full extent a corporation is permitted under the California law to indemnify directors or officers.

         Without limiting the foregoing, in the event any such claim, action, suit, proceeding or investigation is brought against any Indemnified Parties (whether arising before or after the Closing Date), (i) the Indemnified Parties may retain counsel satisfactory to them and the Parties shall pay all fees and expenses of such counsel for the Indemnified Parties promptly as statements therefore are received; and (ii) each party shall use all reasonable efforts to assist in the vigorous defense of any such matter, provided that each party shall not be liable for any settlement effected without its prior written consent. Any Indemnified Party wishing to claim indemnification under this section, upon learning of any such claim, action, suit, proceeding or investigation, shall notify the Parties (but the failure so to notify shall not relieve a party from any liability which it may have under this section except to the extent such failure prejudices such party). The Indemnified Parties as a group may retain only one law firm to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties. The Parties agree that all rights to indemnification, including provisions relating to advances of expenses incurred in defense of any action or suit, existing in favor of the Indemnified Parties with respect to matters occurring through the Closing Date, shall survive the reverse acquisition and shall continue in full force and effect for a period of not less than seven years from the Closing Date; provided, however, that all rights to indemnification in respect of any Indemnified Liabilities asserted or made within such period shall continue until the disposition of such Indemnified Liabilities.

         The provisions of this section are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her personal representatives and shall be binding upon all successors and assigns of both Parties.

















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                       VII. DEFAULT, AMENDMENT AND WAIVER


A.       DEFAULT

         Upon a breach or default under this Agreement by any of the Parties (following the cure period provided herein), the non-defaulting party shall have all rights and remedies given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Notwithstanding the foregoing, in the event of a breach or default by any Party hereto in the observance or in the timely performance of any of its obligations hereunder which is not waived by the non-defaulting Party, such defaulting Party shall have the right to cure such default within 15 days after receipt of notice in writing of such breach or default.

B.       WAIVER AND AMENDMENT

         Any term, provision, covenant, representation, warranty, or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation, or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.


                               VIII. MISCELLANEOUS

A.       EXPENSES

         Whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall bear all taxes of any nature (including, without limitation, income, franchise, transfer, and sales taxes) and all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such Party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees, and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such taxes, fees, and expenses of the Parties hereto shall be paid prior to Closing.

B.       NOTICES

         Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

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         TO Treasury:                       Treasury International, Inc.
                                            422 Montana Street
                                            Libby, Montana  59923
                                            Telephone: (406) 293-7199
                                            FAX:       (406) 293-7299

         With copy to:                      William B. Barnett, Esq.
                                            15233 Ventura Boulevard, Suite 410
                                            Sherman Oaks, California 91403
                                            Telephone: (818) 789-2688
                                            Fax:       (949) 789-2680

         TO AMERICAN AND/OR                 American Sports Academy, LLC and/or
         THE SHAREHOLDER:                   American Sports History, Inc.
                                            21 Maple Avenue
                                            Bay Shore, New York 11706
                                            Telephone: (631) 206-2674
                                            Fax:       (___) _______

         WITH COPY TO:                      Mark E. Lehman, Esq.
                                            Cohne Rappaport & Segal, P.C.
                                            525 E. 100 South, 5th Floor
                                            Salt Lake City, Utah 84102
                                            Telephone:  (801) 532-2666
                                            Fax:             (801) 355-1813

         The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.


C.       ENTIRE AGREEMENT

         This Agreement, together with any schedules and exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, or in the schedules or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.








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D.       SURVIVIAL OF REPRESENTATIONS

         All statements of fact (including financial statements) contained in the schedules, the exhibits, the certificates, or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective Party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective for a period of two-years following the Closing Date, regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a party may have in respect hereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of Closing that such right or remedy existed.

E.       INCORPORATION BY REFERENCE

         The  schedules,   exhibits,  and  all  documents  (including,   without
limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

F.       REMEDIES CUMULATIVE

         No remedy herein conferred upon the Parties is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

G.       EXECUTION OF ADDITIONAL DOCUMENTS

         Each Party hereto shall make, execute, acknowledge, and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

H.       GOVERNING LAW

         This Agreement has been negotiated in the State of California and shall be construed and enforced in accordance with the laws of such state.

I.       FORUM

         Each of the Parties hereto agrees that any action or suit which may be brought by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Los Angeles County, California.

J.       PROFESSIONAL FEES

         In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys' fees, accountants' fees, and experts' fees.


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K.       BINDING EFFECT AND ASSIGNMENT

         This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives, and assigns.

L.       COUNTERPARTS; FACSIMILE SIGNATURES

         This  Agreement  may  be  executed   simultaneously   in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.

         This PLAN OF REORGANIZATION AND ACQUISITION is executed on behalf of each Party by its duly authorized representatives, and attested to, pursuant to the laws of its respective place of incorporation and in accordance with its constituent documents as of the date first written above.




Treasury International, Inc.,
a Delaware corporation


 /s/ Dale Doner
--------------------------------
BY:  Dale Doner
ITS:  President




AMERICAN SPORTS ACADEMY, LLC              AMERICAN SPORTS HISTORY, INC.


  /s/ Robert Dromerhauser                    /s/ Robert Dromerhauser
--------------------------------          ----------------------------------
 BY:  Robert Dromerhauser                   BY:  Robert Dromerhauser
ITS:  President                            ITS:  President
















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